UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2008

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 14, 2008, HeartWare Limited (“the Company”) announced the initial results from its international clinical trial of the HeartWare® Left Ventricular Assist System. The results for the first 23 patients were presented by Dr. Georg Wieselthaler, cardiothoracic surgeon at Vienna General Hospital, at the annual meeting of the International Society for Heart and Lung Transplantation held in Boston.

The Company also released the information via an Australian Securities Exchange (“ASX”) Announcement on April 14, 2008.

A copy of the ASX release and the full presentation are attached as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Australian Securities Exchange Announcement date April 14, 2008.

Exhibit 99.2 Presentation by Dr. G Wieselthaler to the International Society for Heart and Lung Transplantation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: April 14, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer